Subsequent events	12 Months Ended
Jun. 30, 2025
Subsequent events
Subsequent events
36	Subsequent events

Floating rate bond

On 23 July 2025, Sasol Financing International Limited (‘ SFIL”) successfully issued a floating rate bond of R5,3 billion. In exchange, SFIL received USD 300 million. The bond is guaranteed by Sasol Limited, has a 5-year maturity, bears quarterly interest, repayable in ZAR with covenants similar to those in the existing USD bond documents and no new covenants introduced. The issuance supports our efforts to diversify the funding base, reduce US dollar debt exposure and financing costs. In addition, it provides the flexibility to address upcoming bond maturities using available liquidity if required.

Natref

On 30 June 2025, State Oil Limited, the parent company of Prax South Africa (Pty) Limited (PraxSA), which owns a minority stake in the Natref refinery, was placed under administration. Natref continues to operate to plan, and engagements with PraxSA are ongoing to understand the implications of this development and ensure there is no impact on operational continuity.

US tariffs

Following a 90-day suspension of the US import tariffs, the US government announced on 8 July 2025 that new tariff rates will take effect on 1 August 2025. Engagements with the relevant stakeholders are ongoing, and we remain focused on ensuring continuity, mitigating potential disruptions, and identifying any opportunities for Sasol.